CONSOLIDATED BALANCE SHEETS (Unaudited) (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010
Current assets:
Allowances for uncollectible accounts	$ 4,114	$ 4,130
Investments at fair value	2,375	2,283
Accumulated depreciation	343,845	338,419
Accumulated amortization	$ 442,158	$ 413,412
Shareholders' Equity:
Common shares par value (in dollars per share)	$ 1	$ 1
Common shares authorized (in shares)	500,000	500,000
Common shares outstanding (in shares)	51,026	51,338